Fair Value Measurements	9 Months Ended
Sep. 30, 2016
Centennial Resource Production, LLC (Centennial OpCo)
Fair Value Measurements

Note 7—Fair Value Measurements

Assets and Liabilities Measured at Fair Value on a Recurring Basis

The Predecessor has categorized its assets and liabilities measured at fair value, based on the priority of inputs to the valuation technique, into a three‑level fair value hierarchy. Level 1 inputs are the highest priority and consist of unadjusted quoted prices in active markets for identical assets and liabilities. Level 2 are inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly. Level 3 are unobservable inputs for an asset or liability.

The following table is a listing of the Predecessor’s assets and liabilities that are measured at fair value and where they were classified within the fair value hierarchy as of September 30, 2016 and December 31, 2015 (in thousands):

	Level 1	Level 2	Level 3
	(in thousands)
Commodity derivative asset, net(1)
September 30, 2016	$—	$306	$—
December 31, 2015	$—	$21,113	$—

(1)This represents a financial asset that is measured at fair value on a recurring basis.

Both financial and non‑financial assets and liabilities are categorized within the above fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The following is a description of the valuation methodologies used by the Predecessor as well as the general classification of such instruments pursuant to the above fair value hierarchy. There were no transfers between Level 1, Level 2 or Level 3 during any period presented.

Derivatives

The Predecessor uses Level 2 inputs to measure the fair value of oil and natural gas commodity derivatives. The Predecessor uses industry‑standard models that consider various assumptions including current market and contractual prices for the underlying instruments, implied market volatility, time value, nonperformance risk, as well as other relevant economic measures. Substantially all of these inputs are observable in the marketplace throughout the full term of the instrument and can be supported by observable data. The Predecessor utilizes its counterparties’ valuations to assess the reasonableness of its own valuations.

Nonrecurring Fair Value Measurements

The fair value measurements of assets acquired and liabilities assumed are measured on a nonrecurring basis on the acquisition date using an income valuation technique based on inputs that are not observable in the market and therefore represent Level 3 inputs. Significant inputs to the valuation of acquired oil and gas properties include estimates of: (i) reserves; (ii) production rates; (iii) future operating and development costs; (iv) future commodity prices, including price differentials; (v) future cash flows; and (vi) a market participant-based weighted average cost of capital rate. These inputs require significant judgments and estimates by the Predecessor’s management at the time of the valuation. Refer to Note 4-Acquisitions and Divestitures for additional information on the fair value of assets acquired during 2016.

Other Financial Instruments

The carrying amounts of the Predecessor’s cash, cash equivalents, accounts receivable, accounts payable, and accrued liabilities approximate fair value because of the short-term maturities and/or liquid nature of these assets and liabilities. The carrying values of the amounts outstanding under the Predecessor’s credit agreement approximate fair value because the variable interest rates are reflective of current market conditions.